UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2009

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2009, Riverbed Technology, Inc. (“Riverbed”), Maple Acquisition Sub, Inc., a wholly-owned subsidiary of Riverbed (“Merger Sub”), Mazu Networks, Inc. (“Mazu”), and an agent for the stockholders of Mazu, entered into an Agreement of Merger pursuant to which, upon the terms and subject to the conditions set forth therein: (a) Merger Sub will merge with and into Mazu (the “Merger”), with Mazu continuing as the surviving corporation and as a wholly-owned subsidiary of Riverbed; and (b) Riverbed will: (i) acquire all of the outstanding securities of Mazu; (ii) make payments totaling approximately $25 million in cash promptly following the closing; and (iii) potentially make payments totaling up to $22 million in cash based on achievement of certain bookings targets for the one-year period from April 1, 2009 through March 31, 2010. The closing of the Merger is subject to customary closing conditions, including approval of Mazu’s stockholders. The parties intend to consummate the Merger as soon as practicable and currently anticipate that the closing will occur before the end of the first quarter of 2009.

The press release announcing the Merger, dated January 20, 2009, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include those regarding the anticipated likelihood and timing of the completion of the acquisition of Mazu Networks and the benefits expected to be provided to Riverbed and its business by the acquisition, statements relating to the expected demand for Riverbed’s products and services, and statements relating to Riverbed’s ability to meet the needs of distributed organizations. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, the inability to obtain necessary Mazu stockholder approval and the possibility of material adverse changes in Mazu’s business, condition, financial performance or prospects. In addition, actual outcomes are subject to other risks and uncertainties that relate more broadly to Riverbed’s overall business, including those more fully described in Riverbed’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007, and its Quarterly Report on Form 10-Q for the third quarter of 2008. Riverbed assumes no obligation to update these forward-looking statements.

Item 2.02	Results of Operations and Financial Condition

On January 20, 2009, Riverbed Technology, Inc. issued a press release announcing certain preliminary financial results for the quarter ended December 31, 2008. A copy of this press release is furnished as Exhibit 99.2 to this report, and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 20, 2009

99.2	Press Release, dated January 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: January 20, 2009	By:	/s/ Randy Gottfried
Randy Gottfried
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 20, 2009

99.2	Press Release, dated January 20, 2009